UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2017

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	1-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive, Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	110 E. 59th Street, Suite 2100 New York, New York, USA 10022 (212) 821-0100

(905) 403-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Shareholders of the Company was held on June 6, 2017.

Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting, and the final voting results on each such matter.

1.	Election of Directors

By a vote by way of show of hands, Neil S. Braun, Eric A. Demirian, Kevin Douglas, Greg Foster, Richard L. Gelfond, David W. Leebron, Michael Lynne, Michael MacMillan, Dana Settle, Darren D. Throop, and Bradley J. Wechsler were elected as directors of the Company to hold office until the year 2018 or until their successors are elected or appointed. Management received proxies from the shareholders to vote for the eleven directors nominated for election as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Neil S. Braun	53,094,502	1,147,003	5,704,452
Eric A. Demirian	30,256,066	23,985,439	5,704,452
Kevin Douglas	53,596,751	644,753	5,704,453
Greg Foster	52,726,998	1,514,506	5,704,453
Richard L. Gelfond	53,159,535	1,081,970	5,704,452
David W. Leebron	47,058,804	7,182,701	5,704,452
Michael Lynne	29,132,987	25,108,518	5,704,452
Michael MacMillan	53,572,210	669,295	5,704,452
Dana Settle	53,570,818	670,687	5,704,452
Darren D. Throop	29,932,477	24,309,027	5,704,453
Bradley J. Wechsler	52,656,308	1,585,196	5,704,453

2.	Appointment of Auditor

By a vote by way of show of hands, PricewaterhouseCoopers LLP (“PwC”) were appointed auditors of the Company to hold office until the next annual meeting of shareholders and shareholders authorized the directors to fix their remuneration. Management received proxies from the shareholders to vote for the re-appointment of PwC as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
57,984,276	1,527,130	434,551	0

3.	Named Executive Officer Compensation (“Say-on-Pay”)

Management received proxies from the shareholders to vote for the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
16,046,935	37,471,340	723,229	5,704,453

4.	Frequency

By a vote by way of show of hands, the Company’s shareholders recommended the advisory vote on executive compensation be held every year. Management received proxies from the shareholders to vote for the frequency of future advisory votes on executive compensation as follows:

1 year	2 years	3 years	Abstentions	Broker Non-Votes
52,482,058	195,875	835,023	728,549	5,704,452

Based on the June 6, 2017 results of the shareholders’ non-binding advisory vote on the frequency of the advisory vote on the Company’s executive compensation, the Company’s Board of Directors determined that an advisory vote on executive officers’ compensation will be conducted every year, until the next vote on the frequency of such votes.

There were no other matters coming before the meeting that required a vote by the shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date:	June 7, 2017	By:	/s/ Robert D. Lister
		Name:	Robert D. Lister
Chief Legal Officer & Chief Business Development Officer

		By:	/s/ G. Mary Ruby
		Name:	G. Mary Ruby
Chief Administrative Officer & Corporate Secretary

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